                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC 20549

                                --------------

                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   December 18, 2000
                                                   -----------------

                    DIGITAL VILLAGE WORLD TECHNOLOGIES INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


           Nevada                                             88-0404114
--------------------------------------------------------------------------------
(State of Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)            File Number)            Identification No.)


          8980 Fraserwood Court, Unit 10 Burnaby B.C., Canada, T5J 5HJ
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)


Registrant's telephone number, including area code    (604) 438-3598
                                                    ----------------------------

                               BODY CONCEPTS INC.
--------------------------------------------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)

Item 7.  FINANCIAL STATEMENT, FINANCIAL INFORMATION AND EXHIBITS.

(b) Financial Statements of Business Acquired. Audited Financial Statements for Acquisition of Digital Village World Technologies (Canada).

                                MOEN AND COMPANY
                             CHARTERED ACCOUNTANTS

PO Box 10129
1400 IBM Tower                                       Telephone:    (604)662-8899
701 West Georgia Street                                    Fax:    (604)662-8809
Vancouver, BC   V7Y 1C6
--------------------------------------------------------------------------------

            REPORT ON THE REVIEW OF PRO FORMA FINANCIAL INFORMATION
            -------------------------------------------------------

To the Directors and Stockholders of
Digital Village World Technologies, Inc. (formerly Body Concepts, Inc.) (A Nevada Corporation) (A Development Stage Company)

We have reviewed the pro forma adjustments reflecting the acquisition of Digital Village World Technologies (Canada) Inc. described in Note 1 and the application of those adjustments to the historical amounts in the accompanying pro forma consolidated condensed balance sheet of Digital Village World Technologies, Inc. as of December 18, 2000 and the pro forma consolidated condensed statement of income and loss for the period from January 1, 2000 to December 18, 2000. These historical consolidated condensed financial statements are derived from the historical unaudited financial statements of Digital Village World Technologies, Inc., which were reviewed by us, and of Digital Village World Technologies (Canada) Inc. which were reviewed by us, appearing elsewhere herein. Such pro forma adjustments are based on management's assumptions as described in Note 2. Our review was conducted in accordance with standards established by the American Institute of Certified Public Accountants.

A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments, and the application of those adjustments to historical financial information. Accordingly, we do not express such an opinion.

The objective of this pro forma financial information is to show what the significant effects on the historical information might have been if the acquisition of Digital Village World Technologies (Canada) Inc. had occurred at an earlier date. However, the pro forma consolidated condensed financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained if the above-mentioned acquisition had actually occurred earlier.

Based on our review, nothing came to our attention that caused us to believe that management's assumptions do not provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned acquisition of Digital Village World Technologies (Canada) Inc. described in Note 1, that the related pro forma adjustment do not give appropriate effect to those assumptions and that the pro forma column does not reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma consolidated condensed balance sheet as of December 18, 2000, and the pro forma consolidated condensed statement of income for the period from January 1, 2000 to December 18, 2000.

                               "Moen and Company"
                                                           Chartered Accountants
Vancouver, British Columbia, Canada
February 19, 2001

                    DIGITAL VILLAGE WORLD TECHNOLOGIES, INC

                        (formerly Body Concepts, Corp.)
                            (A Nevada Corporation)
                         (A Development Stage Company)
                Pro Forma Consolidated Condensed Balance Sheet
                               December 18, 2000
                                (In US Dollars)
                                  (Unaudited)
 This pro forma financial information should be read in conjunction with the attached notes number 1-17, inclusive, and the historical financial information contained therein

                             Assets
Current Assets
    Cash and cash equivalents (note 3)                                  $100,897
    Accounts receivable (note 4)                                          10,285
                                                                        --------
                                                                         111,182
Fixed Assets, at cost less accumulated depreciation (note 2)              83,028
Intangible Assets - goodwill (note 5)                                     48,070
                                                                        --------
                                                                        $242,280
                                                                        ========

               Liabilities and Stockholders' Equity
Current Liabilities
    Accounts payable and accrued (note 6)                               $ 15,032
    Current portion of loan (note 8)                                       6,811
    Due to related party (note 7 (b))                                    144,423
                                                                        --------
                                                                         166,266
                                                                        --------
Long-term Liabilities
    Loan payable (note 8)                                                 10,785
                                                                        --------
Stockholders' Equity
    Capital stock (note 10)
         Authorized
              62,500,000 common shares at $0.0004 par value
         Issued
              12,865,000 common shares                                     5,146
              Paid in capital in excess of par value of stock             75,750
                                                                        --------
                                                                          80,896
    Deficit, accumulated during the development stage (note 2)           (15,199)
    Cumulative translation (note 2)                                         (468)
                                                                        --------
                                                                          65,229
                                                                        --------
                                                                        $242,280
                                                                        ========

Approved on behalf of the board:

     "Richard Wang"        , Director
---------------------------

     "Edward Chen"         , Director
---------------------------

                   DIGITAL VILLAGE WORLD TECHNOLOGIES, INC.

                        (formerly Body Concepts, Corp.)
                            (A Nevada Corporation)
                         (A Development Stage Company)
         Pro Forma Consolidated Condensed Statement of Income and Loss
           for the Period from January 1, 2000 to December 18, 2000
                                (In US Dollars)
                                  (Unaudited)
 This pro forma financial information should be read in conjunction with the attached notes number 1-17, inclusive, and the historical financial information contained therein

Revenue
    Interest and other income                            $2,712
                                                         ------
Administration costs
    Bank charges and interest                               269
    Office costs                                            300
    Professional fees                                     3,871
    Transfer agent and filing fees                          200
                                                         ------
                                                          4,640
                                                         ------
Net loss for the period                                  $1,928
                                                         ======

Net loss per share
          Basic                                          $    0
                                                         ======
          Diluted                                        $    0
                                                         ======

                   DIGITAL VILLAGE WORLD TECHNOLOGIES, INC.

                        (formerly Body Concepts, Corp.)
                            (A Nevada Corporation)
                         (A Development Stage Company)
       Pro Forma Consolidated Condensed Statement of Earnings (Deficit)
           for the Period from January 1, 2000 to December 18, 2000
                                (In US Dollars)
                                  (Unaudited)
 This pro forma financial information should be read in conjunction with the attached notes number 1-17, inclusive, and the historical financial information contained therein

Deficit, December 31, 1999                                                 $(13,271)
Net loss for the period from January 1, 2000 to December 18, 2000            (1,928)
                                                                           --------
Deficit, December 18, 2000                                                 $(15,199)
                                                                           ========

                   DIGITAL VILLAGE WORLD TECHNOLOGIES, INC.
                        (formerly Body Concepts, Inc.)
                            (A Nevada Corporation)
                         (A Development Stage Company)
             Notes to Pro Forma Consolidated Financial Statements
                               December 18, 2000
                               (In U.S. Dollars)
                                  (Unaudited)

Note 1.  ORGANIZATION AND NATURE OF BUSINESS

         The Company was incorporated under the laws of the State of Nevada on September 15, 1998, as Body Concepts, Inc. On May 25, 2000 the Company changed its name from Body Concepts, Inc. to Digital Village World Technologies, Inc.

         On May 19, 2000 the Company increased its authorized capital stock from 25,000,000 common shares with a par value of $0.001 to 62,500,000 common shares with a par value of $0.0004.

         On May 19, 2000 the Company completed a 2.5:1 forward split of its outstanding stock. This forward split increased the number of issued and outstanding shares from 1,750,000 common shares to 4,375,000 common shares.

         Pursuant to the terms of a share exchange which was effective as of December 18, 2000, the Company acquired all of the issued and outstanding stock of Digital Village World Technologies (Canada) Inc. ("DVC") in exchange for the issuance of 8,490,000 shares of its authorized but previously unissued shares of common stock, which shares were valued at par value for purposes of the acquisition. The acquisition was accounted for as a purchase, and accordingly, the operating results for DVC will be reported only for the period subsequent to the acquisition. Assets and liabilities of DVC at the date of acquisition on December 18, 2000, are as follows:


          Assets
            Cash and cash equivalents                            $ 56,725
            Accounts receivable                                    10,285
            Fixed assets, net                                      83,028
                                                                 --------
                                                                  150,038
                                                                 --------
          Liabilities
            Accounts payable                                       13,161
            Current portion of loan                                 6,811
            Due to related company                                 20,000
            Due to related parties                                144,423
                                                                 --------
                                                                  184,395
            Long-term loan                                         10,785
                                                                 --------
                                                                  195,180
                                                                 --------
          Net assets  (liabilities)                               (45,142)
          Cumulative translation, included in above,
           Booked in stockholders' equity of the Company              468
                                                                 --------
                                                                  (44,674)
          Goodwill on acquisition (note 5)                         48,070
                                                                 --------
          Issuance of 8,490,000 common shares at par value       $  3,396
                                                                 ========

                   DIGITAL VILLAGE WORLD TECHNOLOGIES, INC.
                        (formerly Body Concepts, Inc.)
                            (A Nevada Corporation)
                         (A Development Stage Company)
             Notes to Pro Forma Consolidated Financial Statements
                               December 18, 2000
                               (In U.S. Dollars)
                                  (Unaudited)

Note 1.  ORGANIZATION AND NATURE OF BUSINESS (cont'd)

         DVC is a Canadian company incorporated in the Province of British Columbia, Canada. DVC is an internet content provider that provides bi-lingual content, of Chinese and English, and technical services to companies in China, and provides third party internet services such as web design, web hosting and content development for firms that specialize in naturopathic and traditional eastern health sciences in North America.

         The historical information of Digital Village World Technologies, Inc. that is the basis for the pro forma information at December 18, 2000 is as follows:


             Summary Balance Sheet
               Assets
                 Cash                                          $ 44,171
                 Advances to related company                     20,000
                                                               --------
                                                               $ 64,171
                                                               ========
               Liabilities
                 Accounts payable                                 1,871
                                                               --------
               Stockholders' equity
                 Capital stock - par value                        1,750
                               - additional paid-in capital      75,750
                                                               --------
                                                                 77,500
               Deficit                                          (15,200)
                                                               --------
                                                                 22,300
                                                               --------
                                                               $ 64,171
                                                               ========

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Basis of presentation
         These financial statements have been prepared in accordance with Accounting Principles Generally Accepted in the United States ("USGAAP).

         Development stage company
         The accompanying financial statements have been prepared in accordance with the provisions of Statement of Financial Accounting Standard No. 7, "Accounting and Reporting by Development Stage Enterprises".

         Use of estimates
         The preparation of financial statements in conformity with USGAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

                   DIGITAL VILLAGE WORLD TECHNOLOGIES, INC.
                        (formerly Body Concepts, Inc.)
                            (A Nevada Corporation)
                         (A Development Stage Company)
             Notes to Pro Forma Consolidated Financial Statements
                               December 18, 2000
                               (In U.S. Dollars)
                                  (Unaudited)

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

     Cash and cash equivalents
     Cash and cash equivalents consist of cash on deposit and highly liquid short-term interest bearing securities with a maturity at the date of purchase of three months or less.

     Income Taxes
     Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statement at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes. As changes in tax laws or rate are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

     Compensated absences
     Employees of the corporation are entitled to paid vacations, sick days and other time off depending on job classification, length of service and other factors. It is impractical to estimate the amount of compensation for future absences, and accordingly, no liability has been recorded in the accompanying financial statements. The corporation's policy is to recognize the costs of compensated absences when paid to employees.

     Net loss per share
     The Company adopted Statement of Financial Accounting Standards No. 128 that requires the reporting of both basic and diluted earnings per share. Basic earnings per share is computed by dividing net income available to common shareowners by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contacts to issue common stock were exercised or converted into common stock. In accordance with FASB 128, any anti-dilution effects on net loss per share are excluded.

     Disclosure about fair value of financial instruments
     The Company has financial instruments, none of which are held for trading purposes. The Company estimates that the fair value of all financial instruments at June 30, 2000 as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

                   DIGITAL VILLAGE WORLD TECHNOLOGIES, INC.
                        (formerly Body Concepts, Inc.)
                            (A Nevada Corporation)
                         (A Development Stage Company)
             Notes to Pro Forma Consolidated Financial Statements
                               December 18, 2000
                               (In U.S. Dollars)
                                  (Unaudited)

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

     Concentration of credit risk

     Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents which are not collateralized. The Company limits its exposure to credit loss by placing its cash and cash equivalents with high credit quality financial institutions.

     Fixed assets

     Fixed assets are stated at cost less accumulated depreciation. Depreciation is recorded on the following rates:


        Office equipment      - 20% per annum on the declining balance basis
        Vehicles              - 30% per annum on the declining balance basis
        Computer equipment    - 30% per annum on the declining balance basis

        As at December 18, 2000, the fixed assets and accumulated depreciation are as follows:

                                          Accumulated    Net Book
                                At Cost   Depreciation    Value
                                -------   ------------   --------
        Office equipment        $ 6,010   $        580      5,430
        Vehicles                 33,144          4,794     28,350
        Computer equipment       57,577          8,329     49,248
                                -------   ------------   --------
                                $96,731   $     13,703   $ 83,028
                                =======   ============   ========
     Long-lived assets

     Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset in question may not be recoverable. This standard did not have a material effect on the Company's results of operations, cash flows or financial position.

     Foreign currency translation

     The functional currency of the parent Company Digital Village World Technologies, Inc. is the United States Dollar and of Digital Village World Technologies (Canada) Inc. is the Canadian Dollar and the reporting currency on a consolidated basis is the United States Dollar.

                   DIGITAL VILLAGE WORLD TECHNOLOGIES, INC.
                        (formerly Body Concepts, Inc.)
                            (A Nevada Corporation)
                         (A Development Stage Company)
             Notes to Pro Forma Consolidated Financial Statements
                               December 18, 2000
                               (In U.S. Dollars)
                                  (Unaudited)

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

     The assets, liabilities, and operations of the Company are expressed in the functional currency of the Company in United States Dollars. Operations of the subsidiary Digital Village World Technologies (Canada) Inc. are in Canadian Dollars and in conformity with US GAAP they are translated into the reporting currency, the United States Dollar.

     Monetary assets and liabilities are translated at the current rate of exchange.

     The weighted average exchange rate for the period is used to translate revenue, expenses, and gains or losses from the functional currency to the reporting currency.

     The gain or loss on translation is reported as a separate component of stockholders' equity and not recognized in net income. Gains or losses on remeasurement are recognized in current net income.

     Gains or losses from foreign currency transactions are recognized in current net income.

     Fixed assets are measured at historical exchange rates that existed at the time of the transaction.

     Depreciation is recorded at historical exchange rates that existed at the time the underlying related asset was acquired.

     An analysis of the changes in the cumulative translation adjustment as disclosed as part of stockholders' equity, is as follows:

                                    Period from Jan. 1         Year Ended
                                       to Dec. 18,            December 31,
                                    ------------------     --------  --------
                                          2000               1999      1998
                                    ------------------     --------  --------
     Beginning balance              $              --      $    --   $    --
     Change during the period                    (468)          --        --
                                    ------------------     --------  --------
     Ending balance                 $            (468)     $    --   $    --
                                    ==================     ========  ========

     Fixed assets are translated at historical exchange rates that existed at the time of the transaction.

     The effect of exchange rate changes on cash balances forms part of the reconciliation of change in cash and cash equivalents during the period.

                   DIGITAL VILLAGE WORLD TECHNOLOGIES, INC.
                        (formerly Body Concepts, Inc.)
                            (A Nevada Corporation)
                         (A Development Stage Company)
             Notes to Pro Forma Consolidated Financial Statements
                               December 18, 2000
                               (In U.S. Dollars)
                                  (Unaudited)

Note 3.  CASH AND CASH EQUIVALENTS - $100,897

      The total for cash and cash equivalents as at December 18, 2000, is made up as follows:

         Cash in bank current accounts                 $ 93,563
         Petty cash                                         667
         Short term deposits - one month term GIC         6,667
                                                       --------
         Net book value                                $100,897
                                                       ========
Note 4.  ACCOUNTS RECEIVABLE - $10,285

      The accounts receivable of $10,285 as at December 18, 2000 is the Canadian Goods and Services Taxes refundable

Note 5.  INTANGIBLE ASSETS, GOODWILL - $63,511

      On December 18, 2000 the acquisition of Digital Village World Technologies (Canada) Inc. included liabilities that exceeded the assets by $44,674 and the consideration of 8,490,000 treasury shares at par value of $0.0004 per share or $3,396, resulted in goodwill on the transaction of $48,070 that is being amortized over ten years, commencing January 1, 2001.

Note 6.  ACCOUNTS PAYABLE - $15,032

      Details of the total of accounts payable and accrued as at December 18, 2000, are as follows:

       Blake, Cassels & Graydon, LLP                       $ 3,929
       Frascona, Joiner, Goodman and Greenstein, P.C.
         Accrued legal fees                                  1,871
       Telephone Bills                                         762
       Mr. Wang Shen - consulting fee                          968
       Amex Bank - visa                                      2,037
       Payroll and payroll deductions payable                5,465
                                                           -------
       Total                                               $15,032
                                                           =======

                   DIGITAL VILLAGE WORLD TECHNOLOGIES, INC.
                        (formerly Body Concepts, Inc.)
                            (A Nevada Corporation)
                         (A Development Stage Company)
             Notes to Pro Forma Consolidated Financial Statements
                               December 18, 2000
                               (In U.S. Dollars)
                                  (Unaudited)

Note 7.  RELATED PARTY TRANSACTIONS - DVC

         a) By a directors' resolution dated January 10, 2000, each of Mr. Richard Wang, Director and President of the Company, Mr. Edward Chen, Director and Vice-president of the Company and Mr. Yuwen Cheng, Director and Chairman of the Company will be paid CAD$8,000 per month as director's fees commencing January 1, 2000 and Mr. Stephen Dadson, Director and CEO of the Company will be paid CAD$8,000 per month as director's fees commencing June 1, 2000. Payment of such director's fees may be deferred till such time until the Company has had a public offering, or as the Board of Directors otherwise decides in view of the financial position of the Company.

             As at December 18, 2000, the above resolution was cancelled by a letter signed by the above four directors.

             During the period ended December 18, 2000, fees paid to the related parties are as follows:

                          Richard Wang        $18,333
                          Edward Chen          18,333
                          Yuwen Cheng          18,333
                          Stephen Dadson        6,667
                                              -------
                                              $61,666
                                              =======

         b) The amount of $144,423 is due to a related party, Tianjin Teda Yu Cheng Group, as at December 18, 2000 for loans that they have advanced to the Company. This amount is unsecured, non interest bearing, with no specific terms of repayment.

Note 8.  LOAN PAYABLE - $17,596

         As at January 1, 2000, Mr. Richard Wang, Director and President of the Company transferred a loan to DVC which was signed by him on June 21, 1999 with Ford Credit Canada Limited for financing of CAD$40,869 for purchase of a new vehicle with the interest rate of 0.10% per annum for a total of 48 payments with each payment of CAD$851.44 principal and interest. The first payment commenced on July 21, 1999 and the last payment is due on June 21, 2003. This loan is guaranteed by the Mr. Richard Wang. As at December 18, 2000, the principal balance is as follows:

                  Initial loan                             $27,246
                  Repayment to December 18, 2000             9,650
                                                           -------
                  Balance, December 18, 2000                17,596
                  Current portion of loan                    6,811
                                                           -------
                  Loan term loan at December 18, 2000      $10,785
                                                           =======

                   DIGITAL VILLAGE WORLD TECHNOLOGIES, INC.
                        (formerly Body Concepts, Inc.)
                            (A Nevada Corporation)
                         (A Development Stage Company)
             Notes to Pro Forma Consolidated Financial Statements
                               December 18, 2000
                               (In U.S. Dollars)
                                  (Unaudited)

Note 9.  LEASE OBLIGATIONS

         a)  Vehicles Lease

             On January 19, 2000, DVC entered into a 36 month lease with Lansdowne Dodge City Ltd. for a vehicle to be used by the Company. Lease payments are expensed as they are incurred. Lease obligations are as follows:

                      2000   CAD$7,333
                      2001   CAD$8,000
                      2002   CAD$8,000
                      2003   CAD$  667

         b)  Lease of Premises

             DVC has lease obligations for office premises in 2001 for CAD$25,369.

Note 10. CAPITAL STOCK

         a) Authorized: 62,500,000 common shares with a par value of $0.0004 par value.

         b)  Issued and outstanding as at December 18, 2000, are as follows:


                                                            Additional
                          Issued     Number of     Par       Paid-in
                           Date        Shares     Value      Capital      Total
                          -------   ----------    ------    ----------   -------
   private placement      9/15/98    1,000,000    $1,000    $    1,500   $ 2,500
   private placement     12/31/98      750,000       750        74,250    75,000
                                    ----------    ------    ----------   -------
   Balance               12/31/98    1,750,000     1,750        75,750    77,500
                                    ----------    ------    ----------   -------
   Balance               12/31/99    1,750,000     1,750        75,750    77,500
                                    ----------    ------    ----------   -------
   Balance, before
    forward split         5/19/00    1,750,000     1,750        75,750    77,500
                                    ==========    ======    ==========   =======
   2.5:1 forward split    5/19/00    4,375,000     1,750        75,750    77,500
   Share exchange        12/18/00    8,490,000     3,396                   3,396
                                    ----------    ------    ----------   -------
   Balance               12/18/00   12,865,000    $5,146    $   75,750   $80,896
                                    ==========    ======    ==========   =======

                   DIGITAL VILLAGE WORLD TECHNOLOGIES, INC.
                        (formerly Body Concepts, Inc.)
                            (A Nevada Corporation)
                         (A Development Stage Company)
             Notes to Pro Forma Consolidated Financial Statements
                               December 18, 2000
                               (In U.S. Dollars)
                                  (Unaudited)

Note 11.     INCOME TAXES

         a) The most recent Federal Income Tax filing for the Company for the US was for the year ended December 31, 1999, disclosing no income taxes payable to the US Internal Revenue Service.

         b) There is a loss of $15,199 carried forward that may be applied towards future profits.

             No deferred income taxes are recorded as an asset. A reserve has been claimed that offsets the amount of tax credit available from use of the loss carry forward because there is presently no indication that these tax losses will be utilized.

Note 12.     FINANCIAL INSTUMENTS

             The Company's financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable and accrued, accrued payroll deductions payable, management fees payable current portion of loan due to related party and long-term loan payable . It is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial statements approximates their carrying values.

Note 13.     PENSION AND EMPLOYMENT LIABILITIES

             The Company does not have liabilities as at December 18, 2000, for pension, post-employment benefits or post-retirement benefits. The Company does not have a pension plan.

Note 14.     UNAUDITED FINANCIAL INFORMATION

             The accompanying financial information as of December 18, 2000 is unaudited. These financial statements include all of the adjustments which, in the opinion of management, are necessary to fair presentation of the Company's financial position and results of operations. All such adjustments are of a normal and recurring nature. These financial statements should be read in conjunction with the Company's audited financial statements at December 31, 1999.

                   DIGITAL VILLAGE WORLD TECHNOLOGIES, INC.
                        (formerly Body Concepts, Inc.)
                            (A Nevada Corporation)
                         (A Development Stage Company)
             Notes to Pro Forma Consolidated Financial Statements
                               December 18, 2000
                               (In U.S. Dollars)
                                  (Unaudited)

Note 15.  NEW BUSINESS - PROFIT SHARING AGREEMENT

        By agreement for reference dated May 1, 2000, Digital World Technologies Inc, subsequently renamed Digital World Technologies (Canada) Inc., ("DVC") entered into an agreement with TianJin TEDA Yu Cheng Group Co Ltd., a wholly owned subsidiary of the People's Daily Newspaper Group in China with its principal place of business in Tianjin, the People's Republic of China.("Yu Cheng").

        (a)  Proposed New Business Operations.
             (i) Yu Cheng has formed a new domestic Chinese company called Yuxun Digital Hi-Tech Co Ltd. ("Yuxun") which is a local Internet Service Provider (ISP) in the Tianjin region;
             (ii) Yuxun has agreed to form a domestic joint venture with Tianjin Chuang Xian Information Development Co Ltd ("Chuang Xian") that will assume Yuxun's ISP business and Chuang Xian's IT services to form a new business (New Business);
             (iii) The New Business requires working capital; Yu Cheng is the controlling shareholder of DVC and as such wishes to advance the business of DVC in China by having DVC provide overall management for the New Business and to raise working capital for the New Business in accordance with this agreement.

        (b)  Management of New Business / Working Capital
             (i) YU Cheung hereby appoints DVC to be its manager to manage the affairs of the New Business for a term of 25 years, unless terminated earlier as provided herein, provided that (ii)
             (ii) DVC assumes the responsibility for raising all working capital requirements of the New Business.

        (c)  Profit Sharing
             (i) Yu Cheung hereby agrees that 80% of the net profits of the New Business (Profit Allocation) will be earned by DVC provided DVC raises the required working capital, as hereinafter defined, and provides the senior management, as hereinafter defined, for the New Business. )
             (ii)  Net Profits will be defined according to GAAP as determined by the auditor of the New Business, approved by DVC.
             (iii) The parties agree that semi-annually Net Profits will be determined and 20% thereof, or such other amount agreed to by the parties, shall be retained by the New Business as working capital and that the balance distributed to the parties on a 80/20 basis, at each parties option. Either party may choose to leave their portion of the Net Profits in the New Business as addition to a loan account owed to that party by the New Business.

                   DIGITAL VILLAGE WORLD TECHNOLOGIES, INC.
                        (formerly Body Concepts, Inc.)
                            (A Nevada Corporation)
                         (A Development Stage Company)
             Notes to Pro Forma Consolidated Financial Statements
                               December 18, 2000
                               (In U.S. Dollars)
                                  (Unaudited)

Note 15.  NEW BUSINESS - PROFIT SHARING AGREEMENT (cont'd)

        (d)  Management
             (i) DVC will form a new Chinese firm, a wholly owned foreign enterprise (WOFE) which will provide no fewer than two senior executives, at DVC's cost, to provide on-going executive management for the New Business.
             (ii) Yu Cheng agrees that DVC may appoint 2 out of 5 persons to be directors of the New Business.

        (e)  Conversion to Equity
             The parties acknowledge that it is their intention to treat DVC's Profit Allocation as a substitute to owning 80% of the equity of the New Business and therefore as and when the rules of China permit DVC to own, through the WOFE, shares in the New Business, it is agreed that the parties will take such steps as are necessary to have shares issued to the WOFE and upon such event occurring the Profit Allocation will be adjusted, to ensure that the underlying 80/20 arrangement is adhered to.

        (f)  Capital
             (i) DVC, through the WOFE, will provide capital of not less than $4M US contributed over 12 months or as otherwise agreed to by the parties hereto.
             (ii) In the event that the Capital is not raised within the said 12 months, the Profit Allocation shall be adjusted based on the percentage actually raised of the $4M.
             (iii) Yu Cheung will assist the WOFE to have all capital
                   contribution registered as loans to the New Business in order to ensure that when the New Business is able that DVC will be able to repatriate the Capital out of China should DVC so elect.

        (g)  Annual Budget
             The parties agree that they will on an annual basis agree upon an annual budget, prepared in accordance with GAPP and that unless otherwise agreed the New Business will be managed in accordance with the annually agreed upon budget.

        (h)  Assignment
             The Parties agree that DVC may assign this agreement to any 3rd party provided that any assignee agrees to be bound by the terms of this agreement.

        (i)  Termination
             (i) This Agreement shall terminate and be of no further force or effect if DVC fails to meet any material obligation of this Agreement; or DVC files a voluntary petition in bankruptcy, or an involuntary petition in bankruptcy is filed against DVC, or DVC is liquidated or its business transferred to a receiver, or DVC makes a general assignment of all its assets on behalf of creditors.

                   DIGITAL VILLAGE WORLD TECHNOLOGIES, INC.
                        (formerly Body Concepts, Inc.)
                            (A Nevada Corporation)
                         (A Development Stage Company)
             Notes to Pro Forma Consolidated Financial Statements
                               December 18, 2000
                               (In U.S. Dollars)
                                  (Unaudited)

Note 15.  NEW BUSINESS - PROFIT SHARING AGREEMENT (cont'd)

             (ii) Upon the occurrence of any event as set out in i(i), above, Yu Cheng shall send a written notice to DVC stating the nature of the breach. If the breach is curable DVC shall have thirty days from the date of the notice to cure.

        (j)  Notice
             Notices as to disputes or termination to be given under this Agreement shall be signed by the party giving such notice and mailed by certified or registered mail, addressed to the party to be notified at its then current business address as set forth at the beginning of this Agreement or as subsequently changed by giving notice. Notice as to address changes, pricing changes, warranty changes and other matters relating to policy and business may by given to such addresses, by facsimile transmission, telex, telegram or first class mail. Notices by mail shall be deemed given three days after mailing.

             (i) In the event a dispute arises in connection with the interpretation or implementation of this Agreement, the parties to the dispute shall attempt in the first instance to resolve such dispute through amicable consultations. If the dispute cannot be resolved in this manner within thirty (30) days after first conferring, then any or all parties to the dispute may refer the dispute to arbitration by the Beijing International Arbitration Committee ("Committee"). The number of arbitrators shall be three. The claimant(s) in the dispute shall appoint one arbitrator within thirty (30) days of filing notice of the arbitration, and the respondent(s) in the dispute shall appoint one arbitrator within thirty

                   (30) days thereafter. If the respondent fails to so appoint an arbitrator, the Arbitration Centre shall appoint the second arbitrator. The two arbitrators thus appointed shall choose the third arbitrator, and if they fail to do so within thirty (30) days after the appointment of the second arbitrator, the third arbitrator shall be appointed by the Committee. The arbitration proceedings shall be conducted in the English language.
             (ii) Any award of the arbitrators shall be final and binding on the parties. The costs of arbitration shall be borne by the losing party, unless the arbitrators determine that this would be inequitable. The parties agree and recognize that any award of the arbitrators shall be recognizable and enforceable in any court having jurisdiction over the party against whom the award was rendered, and also wherever assets of such party are located.

                   DIGITAL VILLAGE WORLD TECHNOLOGIES, INC.
                        (formerly Body Concepts, Inc.)
                            (A Nevada Corporation)
                         (A Development Stage Company)
             Notes to Pro Forma Consolidated Financial Statements
                               December 18, 2000
                               (In U.S. Dollars)
                                  (Unaudited)

Note 15.  NEW BUSINESS - PROFIT SHARING AGREEMENT (cont'd)

             (iii) The legal relations between the parties under this contract shall be interpreted in accordance with the substantive laws of China. Any disputes between the parties concerning their legal obligations arising under this contract which are submitted to arbitration pursuant to this clause shall be decided pursuant to the substantive laws of China.

        (h)  Non Competition
             The parties agree that during the currency of this agreement that they will not, directly or indirectly, in any manner whatsoever, be engaged in any business competitive to the business of New Business or advise or be concerned with or interested or lend money to/or guaranty the debts or obligations of a competitive business.

        (m)  Initial Agreement
             The parties agree that this agreement is an initial agreement and that it may be superceded by a more comprehensive agreement but until then the parties agree this agreement will prevail.

Note 16.  CONSULTING AGREEMENT - BRIAN ROBERTS

        By agreement dated February 1, 2000, in accordance to the law of British Columbia, Canada, Digital Village World Technologies Inc., subsequently renamed Digital Village World Technologies (Canada) Inc., entered into a Consulting Agreement with Brian Roberts ("Roberts") whereby he would assist the Company in completion of its Business Plan and set up its administrative systems, on a month to month basis. Either party may terminate this agreement, with or without cause, upon thirty days notice to the other party.

        Terms and Conditions of the agreement:

        (a)  Remuneration

             (i) The Company agrees to issue 250,000 fully paid common shares of DVC at par value, for all services to be performed by Roberts under this agreement
             (ii) Roberts agrees to enter a pooling agreement at the time the shares are issued wherein he agrees that he will not sell, transfer or otherwise dispose of any of the Shares before 18 months has elapsed from the date the Shares, directly or indirectly, become publicly traded.

                   DIGITAL VILLAGE WORLD TECHNOLOGIES, INC.
                        (formerly Body Concepts, Inc.)
                            (A Nevada Corporation)
                         (A Development Stage Company)
             Notes to Pro Forma Consolidated Financial Statements
                               December 18, 2000
                               (In U.S. Dollars)
                                  (Unaudited)

Note 16.  CONSULTING AGREEMENT - BRIAN ROBERTS (cont'd)

        (b)  Expenses

             In addition to the Shares, in (a), above, DVC shall reimburse Roberts, for all reasonable and necessary business expenses incurred by him in the performance of his duties, including, without limitation, expenses for travel, meals, entertainment and other miscellaneous business expenses. Roberts shall submit to DVC written, itemized expense accounts for approval with such additional substantiation and justification as DVC may reasonably request.

        (c)  Non-Competition

             During the term of this agreement and for a term of one year after its termination, Roberts covenants and agrees that he will not directly or indirectly, whether as owner, shareholder, director, agent, officer, consultant, independent contractor, or in any other capacity whatsoever, of a corporation, partnership or proprietorship, compete with DVC or any of its affiliates.

Note 17.  SUBSEQUENT EVENTS

          Proposed Equity Funding

          The Company proposes a private placement to raise $6,000,000. The proposed funding would be used for proposed joint ventures in P.R. China and for general working capital.

          The Company has commenced negotiation with investment brokers. No definitive agreements have been finalized at the date of issuance of these financial statements.

          When terms of the funding agreement have been finalized, the Company will file a copy thereof with Form 8K with the SEC.

          On January 26, 2001, the Company signed a subscription agreement with Mr. Wen Yao Xu, whereby Mr. Xu subscribed for 10,000 common stocks of the Company at a price of $1.00 per share with each unit consisting of one share and one-half warrant entitling the holder to acquire a total of 5,000 additional common stocks of the Company at a price of $2.00, exercisable at any time before January 20, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DIGITAL VILLAGE WORLD TECHNOLOGIES INC.

Date  March 2, 2001                  By:    /s/ Richard Wang
     ----------------------              ---------------------------------------
                                     Name:  Richard Wang
                                     Title: President